Exhibit 99.2

FINAL FOR RELEASE

CHARLES RIVER ASSOCIATES (CRA)

THIRD QUARTER FISCAL YEAR 2016

EARNINGS ANNOUNCEMENT

PREPARED CFO REMARKS

CRA is providing these prepared remarks by CFO Chad Holmes in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call. As previously announced, the conference call will be held October 27, 2016 at 10:00 a.m. ET. These prepared remarks will not be read on the call.

Q3 2016 Summary (Quarter ended October 1, 2016)

•                  Revenue and non-GAAP revenue: $81.7 million

•                  Net income: $3.2 million, or 3.9% of revenue; Non-GAAP net income: $3.2 million, or 4.0% of non-GAAP revenue

•                  Earnings per diluted share: $0.38; Non-GAAP earnings per diluted share: $0.39

•                  Operating margin: 6.5%; Non-GAAP operating margin: 6.6%

•                  Effective tax rate: 37.7%; Non-GAAP effective tax rate: 37.0%

•                  Utilization: 73%

•                  Cash and cash equivalents: $25.2 million at October 1, 2016

•                  Non-GAAP Adjusted EBITDA: $13.8 million, or 16.8% of non-GAAP revenue

•                  Consultant headcount at the end of Q3 of 2016: 541, which consisted of 115 officers, 270 other senior staff, and 156 junior staff

Revenue

Revenue was $81.7 million for Q3 of fiscal 2016, compared with revenue of $76.5 million for Q3 of fiscal 2015. Revenue for Q3 of fiscal 2016 included zero contribution from GNU (formerly known as “NeuCo”; see more details in the “Non-GAAP Financial Measures” section). Revenue for Q3 of fiscal 2015 included $1.1 million from GNU. Non-GAAP revenue was $81.7 million for Q3 of fiscal 2016, compared with non-GAAP revenue of $75.5 million for Q3 of fiscal 2015.

Headcount

The following table outlines our consultant headcount at the end of the stated quarters:

	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015
Officers	115	117	118	122	121
Other Senior Staff	270	254	261	267	265
Junior Staff	156	122	120	122	121
Total	541	493	499	511	507

Utilization

Utilization on a firm-wide basis in Q3 of fiscal 2016 was 73%. This compares with 73% in Q3 of fiscal 2015 and 76% in Q2 of fiscal 2016.

Gross Margin

Gross margin in Q3 of fiscal 2016 was 29.2%, compared with 32.0% in Q3 of fiscal 2015. Non-GAAP gross margin for Q3 of fiscal 2016 was 29.2%, compared with 31.5% in Q3 of fiscal 2015. Client reimbursable expenses, on a GAAP and non-GAAP basis, were 11.0% of revenue in Q3 of fiscal 2016, compared with 11.0% of revenue on a GAAP basis and 11.1% on a non-GAAP basis in Q3 of fiscal 2015.

SG&A Expenses

For Q3 of fiscal 2016, SG&A expenses were $16.7 million, or 20.4% of revenue, compared with SG&A expenses of $18.4 million, or 24.0% of revenue, in Q3 of fiscal 2015. Non-GAAP SG&A expenses were $16.6 million, or 20.3% of non-GAAP revenue, in Q3 of fiscal 2016, compared with $17.6 million, or 23.3% of non-GAAP revenue, in Q3 of fiscal 2015.

Commissions to non-employee experts are included in SG&A. On a GAAP and non-GAAP basis, those commissions represented approximately 2.4% of revenue in Q3 of fiscal 2016, compared with approximately 4.1% of revenue in Q3 of fiscal 2015. Excluding these commissions, SG&A expenses were 17.9% of GAAP revenue in Q3 of fiscal 2016 and 19.9% of revenue in Q3 of fiscal 2015, and non-GAAP SG&A expenses were 17.9% of non-GAAP revenue in Q3 of fiscal 2016 and 19.2% of non-GAAP revenue in Q3 of fiscal 2015.

Depreciation & Amortization

On a GAAP and non-GAAP basis, depreciation and amortization expense was $1.9 million for Q3 of fiscal 2016, compared with $1.6 million for Q3 of fiscal 2015.

Share-Based Compensation Expense

On a GAAP and non-GAAP basis, share-based compensation expense was approximately $1.7 million for Q3 of fiscal 2016, compared with $1.4 million for Q3 of fiscal 2015.

Operating Income

Operating income was $5.3 million, or 6.5% of revenue, in Q3 of fiscal 2016, compared with operating income of $4.6 million, or 6.0% of revenue, in Q3 of fiscal 2015. Non-GAAP operating income was $5.4 million, or 6.6% of non-GAAP revenue, for Q3 of fiscal 2016, compared with $4.6 million, or 6.1% of non-GAAP revenue, for Q3 of fiscal 2015.

Income Taxes

The following table outlines our income tax provision recorded and the resulting effective tax rates (in $000):

	GAAP		NON-GAAP
	Q3		Q3
	2016	2015	2016	2015
Tax Provision	$1,909	$1,533	$1,909	$1,491
Effective Tax Rate	37.7%	35.3%	37.0%	33.8%

Net Income

Net income for Q3 of fiscal 2016 was $3.2 million, or 3.9% of revenue, or $0.38 per diluted share, compared with net income of $2.9 million, or 3.7% of revenue, or $0.31 per diluted share, for Q3 of fiscal 2015. Non-GAAP net income for Q3 of fiscal 2016 was $3.2 million, or 4.0% of non-GAAP revenue, or $0.39 per diluted share, compared with $2.9 million, or 3.9% of non-GAAP revenue, or $0.32 per diluted share, for Q3 of fiscal 2015.

Non-GAAP Adjusted EBITDA

Non-GAAP Adjusted EBITDA for Q3 of fiscal 2016 was $13.8 million, or 16.8% of non-GAAP revenue, compared with $11.8 million, or 15.6% of non-GAAP revenue, for Q3 of fiscal 2015. See the exhibit to CRA’s press release and the information provided below under the heading “Non-GAAP Financial Measures” for more details regarding the calculation of non-GAAP Adjusted EBITDA.

Constant Currency Basis

On a constant currency basis relative to Q3 of fiscal 2015, Q3 of fiscal 2016 revenue would have increased by approximately $2.2 million to $83.9 million, and net income would have increased by roughly $0.1 million to $3.3 million, or to 3.9% of revenue, or by approximately $0.01 per diluted share to $0.39 per diluted share.

On a constant currency basis relative to Q3 of fiscal 2015, Q3 of fiscal 2016 non-GAAP revenue would have increased by approximately $2.2 million to approximately $83.9 million; Q3 of fiscal 2016 non-GAAP net income would have increased by approximately $0.1 million to $3.3 million; non-GAAP earnings per diluted share for Q3 of fiscal 2016 would have remained unchanged at $0.39 per diluted share; and Q3 of fiscal 2016 non-GAAP Adjusted EBITDA would have increased by approximately $0.2 million to $14.0 million, or to 16.7% of non-GAAP revenue adjusted on a constant currency basis. A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.

Key Balance Sheet Metrics

Billed and unbilled receivables at October 1, 2016 were $100.0 million, compared with $93.5 million at October 3, 2015. Current liabilities at October 1, 2016 were $80.2 million, compared with $75.9 million at October 3, 2015.

Total DSO in Q3 of fiscal 2016 were 108 days, consisting of 67 days of billed and 41 days of unbilled. This compares with 109 days we reported in Q3 of fiscal 2015, consisting of 69 days of billed and 40 days of unbilled; and 101 days in Q2 of fiscal 2016, consisting of 68 days of billed and 33 days of unbilled.

Cash and Cash Flow

Cash and cash equivalents were $25.2 million at October 1, 2016, compared with $21.0 million at October 3, 2015.

Capital expenditures totaled approximately $5.1 million in Q3 of fiscal 2016, compared with $4.2 million in Q3 of fiscal 2015.

During Q3 of fiscal 2016, approximately 111,000 shares of common stock were repurchased for approximately $2.9 million. During Q3 of fiscal 2015, approximately 125,000 shares of common stock were repurchased for approximately $2.8 million.

This concludes the prepared CFO remarks.

NON-GAAP FINANCIAL MEASURES

In addition to reporting its financial results in accordance with U.S. generally accepted accounting principles, or GAAP, CRA has also provided in these remarks and accompanying financial tables non-GAAP financial information. CRA believes that the use of non-GAAP measures in addition to GAAP measures is a useful method of evaluating its results of operations. CRA believes that presenting its financial results excluding the results of GNU123 Liquidating Corporation (“GNU”) formerly known as “NeuCo,” certain non-cash and/or non-recurring charges, and the other items identified below, and including presentations of Adjusted EBITDA and comparisons on a constant currency basis, is important to investors and management because they are more indicative of CRA’s ongoing operating results and financial condition. These non-GAAP financial measures should be considered in conjunction with, but not as a substitute for, the financial information presented in accordance with GAAP, and the results calculated in accordance with GAAP and reconciliations to those results should be carefully evaluated. The non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Specifically, for the third quarter of fiscal 2016, the third quarter of fiscal 2015, and the year-to-date period ended as of the third quarter of fiscal 2016, CRA has excluded GNU results, and for the year-to-date period ended as of the third quarter of 2015, CRA has excluded

GNU’s results and a non-cash charge relating to an increased liability for a future contingent consideration payment relating to a prior acquisition.

Also, in calculating “Adjusted EBITDA” from net income (loss) attributable to CRA for these fiscal periods, CRA has excluded net income (loss) attributable to noncontrolling interests (net of tax), interest expense, net; provision for income taxes, other income (expense), net; and the following non-cash expenses: depreciation and amortization, share-based compensation expenses, and amortization of forgivable loans.

Finally, CRA also believes that fluctuations in foreign currency exchange rates can significantly affect its financial results. Therefore, CRA provides a constant currency presentation to supplement disclosures regarding its results of operations and performance. CRA calculates constant currency amounts by converting its applicable fiscal period local currency financial results using the prior fiscal year’s corresponding period exchange rates. CRA has presented in these remarks its GAAP and non-GAAP revenue, net income, net income margin, and earnings per diluted share and its Adjusted EBITDA and Adjusted EBITDA margin for the third quarter of fiscal 2016 on a constant currency basis relative to the third quarter of fiscal 2015.

A reconciliation between the historical GAAP and non-GAAP financial measures presented in these remarks is provided in the financial tables below.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE QUARTER ENDED  OCTOBER 1, 2016 COMPARED TO THE QUARTER ENDED OCTOBER 3, 2015

(In thousands, except per share data)

	Quarter Ended October 1, 2016					Quarter Ended October 3, 2015
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	Non-GAAP	% of
	Results	Revenues	(GNU) (1)	Results	Revenues	Results	Revenues	(GNU) (1)	Results	Revenues

Revenues	$81,691	100.0%	$—	$81,691	100.0%	$76,525	100.0%	$1,055	$75,470	100.0%
Costs of services	57,832	70.8%	—	57,832	70.8%	52,029	68.0%	334	51,695	68.5%
Gross profit	23,859	29.2%	—	23,859	29.2%	24,496	32.0%	721	23,775	31.5%

Selling, general and administrative expenses	16,671	20.4%	95	16,576	20.3%	18,355	24.0%	772	17,583	23.3%
Depreciation and amortization	1,891	2.3%	—	1,891	2.3%	1,560	2.0%	—	1,560	2.1%
Income (loss) from operations	5,297	6.5%	(95)	5,392	6.6%	4,581	6.0%	(51)	4,632	6.1%

Interest and other (expense), net	(237)	-0.3%	—	(237)	-0.3%	(235)	-0.3%	(14)	(221)	-0.3%
Income (loss) before provision for income taxes and noncontrolling interest	5,060	6.2%	(95)	5,155	6.3%	4,346	5.7%	(65)	4,411	5.8%
Provision for income taxes	(1,909)	-2.3%	—	(1,909)	-2.3%	(1,533)	-2.0%	(42)	(1,491)	-2.0%
Net income (loss)	3,151	3.9%	(95)	3,246	4.0%	2,813	3.7%	(107)	2,920	3.9%
Net (income) loss attributable to noncontrolling interests, net of tax	42	0.1%	42	—	0.0%	47	0.1%	47	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$3,193	3.9%	$(53)	$3,246	4.0%	$2,860	3.7%	$(60)	$2,920	3.9%

Net Income per share attributable to CRA International, Inc.:
Basic	$0.39			$0.39		$0.32			$0.33
Diluted	$0.38			$0.39		$0.31			$0.32

Weighted average number of shares outstanding:
Basic	8,177			8,177		8,940			8,940
Diluted	8,309			8,309		9,025			9,025

(1) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), CRA’s majority owned subsidiary formerly known as “NeuCo”, in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE YEAR-TO-DATE PERIOD ENDED OCTOBER 1, 2016 COMPARED TO THE YEAR-TO-DATE PERIOD ENDED OCTOBER 3, 2015

(In thousands, except per share data)

	Year-To-Date Period Ended October 1, 2016					Year-To-Date Period Ended October 3, 2015
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	GAAP Results	Non-GAAP	% of
	Results	Revenues	(GNU) (1)	Results	Revenues	Results	Revenues	(Contingent Liability) (2)	(GNU) (1)	Results	Revenues

Revenues	$245,210	100.0%	$826	$244,384	100.0%	$231,099	100.0%	$—	$2,859	$228,240	100.0%
Costs of services	171,297	69.9%	455	170,842	69.9%	156,523	67.7%	833	1,040	154,650	67.8%
Gross profit	73,913	30.1%	371	73,542	30.1%	74,576	32.3%	(833)	1,819	73,590	32.2%

Selling, general and administrative expenses	52,748	21.5%	1,144	51,604	21.1%	55,105	23.8%	—	2,405	52,700	23.1%
Depreciation and amortization	5,861	2.4%	—	5,861	2.4%	4,766	2.1%	—	—	4,766	2.1%
Income (loss) from operations	15,304	6.2%	(773)	16,077	6.6%	14,705	6.4%	(833)	(586)	16,124	7.1%

Interest and other income (expense), net	3,210	1.3%	3,828	(618)	-0.3%	(337)	-0.1%	—	570	(907)	-0.4%
Income (loss) before provision for income taxes and noncontrolling interest	18,514	7.6%	3,055	15,459	6.3%	14,368	6.2%	(833)	(16)	15,217	6.7%
Provision for income taxes	(6,357)	-2.6%	(308)	(6,049)	-2.5%	(5,454)	-2.4%	—	(97)	(5,357)	-2.3%
Net income (loss)	12,157	5.0%	2,747	9,410	3.9%	8,914	3.9%	(833)	(113)	9,860	4.3%
Net (income) loss attributable to noncontrolling interests, net of tax	(1,327)	-0.5%	(1,327)	—	0.0%	50	0.0%	—	50	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$10,830	4.4%	$1,420	$9,410	3.9%	$8,964	3.9%	$(833)	$(63)	$9,860	4.3%

Net Income per share attributable to CRA International, Inc.:
Basic	$1.25			$1.09		$0.98				$1.08
Diluted	$1.24			$1.08		$0.97				$1.06

Weighted average number of shares outstanding:
Basic	8,581			8,581		9,055				9,055
Diluted	8,653			8,653		9,182				9,182

(1) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), CRA’s majority owned subsidiary formerly known as  “NeuCo”, in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.

(2) This adjustment includes activity related to an increase in the liability for future contingent consideration payments in connection with a previous acquisition.

CRA INTERNATIONAL, INC.

UNAUDITED ADJUSTED EBITDA INCLUDING A RECONCILIATION TO NON-GAAP ADJUSTED EBITDA

FOR THE QUARTER AND YEAR-TO-DATE PERIOD ENDED OCTOBER 1, 2016 COMPARED TO THE QUARTER AND YEAR-TO-DATE PERIOD ENDED OCTOBER 3, 2015

(In thousands)

	GAAP	GAAP	Adjustments to	Non-GAAP	Non-GAAP	GAAP	GAAP	Adjustments to	Adjustments to	Non-GAAP	Non-GAAP
	Quarter Ended	% of	GAAP Results	Quarter Ended	% of	Quarter Ended	% of	GAAP Results	GAAP Results	Quarter Ended	% of
	October 1, 2016	Revenues	(GNU) (1)	October 1, 2016	Revenues	October 3, 2015	Revenues	(Contingent Liability) (2)	(GNU) (1)	October 3, 2015	Revenues

Revenues	$81,691	100.0%	$—	$81,691	100.0%	$76,525	100.0%	$—	$1,055	$75,470	100.0%

Net income (loss) attributable to CRA International, Inc.	$3,193	3.9%	$(53)	$3,246	4.0%	$2,860	3.7%	$—	$(60)	$2,920	3.9%
Net (loss) attributable to noncontrolling interest, net of tax	(42)	0.1%	(42)	—	0.0%	(47)	-0.1%	—	(47)	—	0.0%
Net income (loss)	3,151	3.9%	(95)	3,246	4.0%	2,813	3.7%	—	(107)	2,920	3.9%
Interest expense,net	129	0.2%	—	129	0.2%	140	0.2%	—	14	126	0.2%
Provision for income taxes	1,909	2.3%	—	1,909	2.3%	1,533	2.0%	—	42	1,491	2.0%
Depreciation and amortization	1,891	2.3%	—	1,891	2.3%	1,560	2.0%	—	—	1,560	2.1%
EBITDA	7,080	8.7%	(95)	7,175	8.8%	6,044	7.9%	—	(51)	6,097	8.1%
Share-based compensation expenses	1,687	2.1%	—	1,687	2.1%	1,405	1.8%	—	—	1,405	1.9%
Amortization of forgivable loans	4,784	5.9%	—	4,784	5.9%	4,190	5.5%	—	—	4,190	5.6%
Other expense, net	108	0.1%	—	108	0.1%	95	0.1%	—	—	95	0.1%
Adjusted EBITDA	$13,659	16.7%	$(95)	$13,754	16.8%	$11,736	15.3%	$—	$(51)	$11,787	15.6%

	GAAP	GAAP	Adjustments to	Non-GAAP	Non-GAAP	GAAP	GAAP	Adjustments to	Adjustments to	Non-GAAP	Non-GAAP
	Year-to-Date Period Ended	% of	GAAP Results	Year-to-Date Period Ended	% of	Year-to-Date Period Ended	% of	GAAP Results	GAAP Results	Year-to-Date Period Ended	% of
	October 1, 2016	Revenues	(GNU) (1)	October 1, 2016	Revenues	October 3, 2015	Revenues	(Contingent Liability) (2)	(GNU) (1)	October 3, 2015	Revenues

Revenues	$245,210	100.0%	$826	$244,384	100.0%	$231,099	100.0%	$—	$2,859	$228,240	100.0%

Net income (loss) attributable to CRA International, Inc.	$10,830	4.4%	$1,420	$9,410	3.9%	$8,964	3.9%	$(833)	$(63)	$9,860	4.3%
Net income (loss) attributable to noncontrolling interest, net of tax	1,327	0.5%	1,327	—	0.0%	(50)	0.0%	—	(50)	—	0.0%
Net income (loss)	12,157	5.0%	2,747	9,410	3.9%	8,914	3.9%	(833)	(113)	9,860	4.3%
Interest expense,net	356	0.1%	7	349	0.1%	403	0.2%	—	35	368	0.2%
Provision for income taxes	6,357	2.6%	308	6,049	2.5%	5,454	2.4%	—	97	5,357	2.3%
Depreciation and amortization	5,861	2.4%	—	5,861	2.4%	4,766	2.1%	—	—	4,766	2.1%
EBITDA	24,731	10.1%	3,062	21,669	8.9%	19,537	8.5%	(833)	19	20,351	8.9%
Share-based compensation expenses	4,786	2.0%	—	4,786	2.0%	4,403	1.9%	—	—	4,403	1.9%
Amortization of forgivable loans	14,024	5.7%	—	14,024	5.7%	11,690	5.1%	—	—	11,690	5.1%
Other income (expense),net	(3,566)	-1.5%	(3,836)	270	0.1%	(66)	0.0%	—	(605)	539	0.2%
Adjusted EBITDA	$39,975	16.3%	$(774)	$40,749	16.7%	$35,564	15.4%	$(833)	$(586)	$36,983	16.2%

(1) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), CRA’s majority owned subsidiary formerly known as “NeuCo”, in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.

(2) This adjustment includes activity related to an increase in the liability for future contingent consideration payments in connection with a previous acquisition.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	October 1,	January 2,
	2016	2016

Assets
Cash and cash equivalents	$25,184	$38,139
Accounts receivable and unbilled, net	99,995	86,377
Other current assets	17,895	16,278
Total current assets	143,074	140,794

Property and equipment, net	38,801	31,338
Goodwill and intangible assets, net	78,373	80,561
Other assets	49,325	61,024
Total assets	$309,573	$313,717

Liabilities and shareholders’ equity
Current liabilities	$80,244	$86,458
Long-term liabilities	22,107	16,191
Total liabilities	102,351	102,649

Total shareholders’ equity	207,222	211,068
Total liabilities and shareholders’ equity	$309,573	$313,717

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Fiscal Year-to-Date	Fiscal Year-to-Date
	October 1,	October 3,
	2016	2015
Operating activities:
Net income	$12,157	$8,914
Adjustments to reconcile net income to net cash provided by (used in) operating activities, net of effect of acquired businesses:
GNU gain on sale of business (1)	(3,836)	—
Non-cash items, net	14,476	13,707
Accounts receivable and unbilled services	(15,501)	(11,765)
Working capital items, net	8,917	(15,720)
Net cash provided by (used in) operating activities	16,213	(4,864)

Investing activities:
Purchase of property and equipment	(11,808)	(12,696)
GNU cash proceeds from sale of business assets	1,100	—
Collections on notes receivable	—	1,554
Payments on notes receivable	—	(77)
Net cash used in investing activities	(10,708)	(11,219)

Financing activities:
Issuance of common stock, principally stock option exercises	1,448	602
Payments on notes payable	(75)	(300)
Borrowings under line of credit	7,500	4,000
Repayments under line of credit	(7,500)	(4,000)
Tax withholding payments reimbursed by restricted shares	(490)	(127)
Excess tax benefits from share-based compensation	55	87
Repurchase of common stock	(19,318)	(10,810)
Net cash used in financing activities	(18,380)	(10,548)

Effect of foreign exchange rates on cash and cash equivalents	(80)	(565)

Net decrease in cash and cash equivalents	(12,955)	(27,196)
Cash and cash equivalents at beginning of period	38,139	48,199

Cash and cash equivalents at end of period	$25,184	$21,003

Supplemental cash flow information:
Cash paid for income taxes	$3,959	$8,227
Cash paid for interest	$327	$240
Issuance of common stock for acquired business	$44	$42
Purchases of property and equipment not yet paid for	$1,234	$3,858
Asset retirement obligations	$1,479	$—

(1) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), CRA’s majority owned subsidiary formerly known as “NeuCo”, in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.